Exhibit 99.1

ABERCROMBIE & FITCH CO. NAMES FRAN HOROWITZ PRESIDENT & CHIEF

MERCHANDISING OFFICER, A NEWLY CREATED POSITION

New Brand Presidents Will Be Appointed And Report To Horowitz

New Albany, OH, December 22, 2015-Abercrombie & Fitch Co. (NYSE: ANF) today announced that Fran Horowitz, President of its Hollister brand, has been promoted to President & Chief Merchandising Officer of the Company, effective immediately. In this newly created position, Horowitz will have responsibility for all of the Company’s brands, reporting to Arthur C. Martinez, Executive Chairman.

“Abercrombie & Fitch Co. continues to make encouraging progress executing on its strategy to provide compelling, customer-focused shopping experiences based on clearly defined brand positions. We are pleased with our performance for the quarter to date and are on track to deliver continued sequential improvement in comparable sales and achieve the profit expectations we had coming into the quarter,” said Arthur Martinez, Executive Chairman of Abercrombie & Fitch Co. “Fran’s merchandising skills and her exceptional leadership, which has inspired associates to focus all their efforts on an intense understanding and commitment to our customers, has ignited a turnaround at our Hollister brand. This promotion provides Fran the opportunity to play an even greater role in our future success as we focus on building shareholder value by positioning each of our brands for sustainable growth.”

As President & Chief Merchandising Officer, Fran will have responsibility for all customer-facing activities across the company’s brands. This includes, merchandising, design, planning, inventory management, marketing and stores. At the appropriate time, the company expects to name new presidents for each of its brands, who will report to Horowitz.

Christos Angelides, who served as Abercrombie and Fitch brand president since October 2014, has left the Company.

Horowitz, 51, joined Abercrombie & Fitch as Hollister Brand President in October 2014 from Ann Taylor Loft, where she also held the role of Brand President. For nearly eight years, she worked at Express, Inc., rising to the position of Executive Vice President of Women’s Merchandising and Design. Prior to Express, Horowitz spent 13 years at Bloomingdales in various merchandising roles, and prior to that she worked in buying positions at Bergdorf Goodman, Bonwit Teller and Saks Fifth Avenue. She is a graduate of Lafayette College and received her MBA from Fordham University.

About Abercrombie & Fitch Co.

Abercrombie & Fitch Co. is a leading global specialty retailer of high-quality, casual apparel for Men, Women and kids with an active, youthful lifestyle under its Abercrombie & Fitch, abercrombie kids and Hollister Co. brands. At the end of the third quarter, the Company operated 790 stores in the United States and 175 stores across Canada, Europe, Asia and the Middle East. The Company also operates e-commerce websites at www.Abercrombie.com, www.abercrombiekids.com and www.HollisterCo.com.

Media Contact:

Michael Scheiner

Abercrombie & Fitch Co.

(614) 283-6192

Public_Relations@abercrombie.com

Investor Contact:

Brian Logan

Abercrombie & Fitch Co.

(614) 283-6877

Investor_Relations@abercrombie.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The following factors, in addition to those included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, in some cases have affected, and in the future could affect, the company’s financial performance and could cause actual results for fiscal 2015 and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits, could have a material adverse effect on our business, results of operations and liquidity; the inability to manage our inventory commensurate with customer demand and changing fashion trends could adversely impact our sales levels and profitability; fluctuations in the cost, availability and quality of raw materials, labor and transportation, could cause manufacturing delays and increase our costs; we are currently involved in a selection process for a new Chief Executive Officer and if this selection process is delayed our business could be negatively impacted; failure to realize the anticipated benefits of our recent transition to a brand-based organizational model could have a negative impact on our business; a significant component of our growth strategy is international expansion, which requires significant capital investment, the success of which is dependent on a number of factors that could delay or prevent the profitability of our international operations; direct-to-consumer sales channels are a focus of our growth strategy, and the failure to successfully develop our position in these channels could have an adverse impact on our results of operations; our inability to successfully implement our strategic plans, including our restructuring efforts, could have a negative impact on our growth and profitability; fluctuations in foreign currency exchange rates could adversely impact our financial condition and results of operations; our business could suffer if our information technology systems are disrupted or cease to operate effectively; we may be exposed to risks and costs associated with cyber-attacks, credit card fraud and identity theft that would cause us to incur unexpected expenses and loss of revenues; our market share may be negatively impacted by increasing competition and pricing pressures from companies with brands or merchandise competitive with ours; our ability to attract customers to our stores depends, in part, on the success of the shopping malls or area attractions in which most of our stores are located; our failure to protect our reputation could have a material adverse effect on our brands; we rely on the experience and skills of our senior executive officers, the loss of whom could have a material adverse effect on our business; we depend upon independent third parties for the manufacture and delivery of all our merchandise, a disruption of which could result in lost sales and could increase our costs; our reliance on two distribution centers domestically and third-party distribution centers internationally makes us susceptible to disruptions or adverse conditions affecting our distribution centers; we may be exposed to liabilities under the Foreign Corrupt Practices Act, and any determination that we violated the Foreign Corrupt Practices Act could have a material adverse effect on our business; in a number of our European stores, associates are represented by workers’ councils and unions, whose demands could adversely affect our profitability or operating standards for our brands; our facilities, systems and stores, as well as the facilities and systems of our vendors and manufacturers, are vulnerable to natural disasters, pandemic disease and other unexpected events, any of which could result in an interruption to our business and adversely affect our operating results; our litigation and regulatory compliance exposure could have a material adverse effect on our financial condition and results of operations; our inability or failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets; fluctuations in our tax obligations and effective tax rate may result in volatility in our operating results; extreme weather conditions and the seasonal nature of our business may cause net sales to fluctuate and negatively impact our results of operations; the impact of war or acts of terrorism could have a material adverse effect on our operating results and financial condition; changes in and compliance with the regulatory or compliance landscape could adversely affect our business and results of operations; our Asset-Based Revolving Credit Agreement and our Term Loan Agreement include restrictive covenants that limit our flexibility in operating our business; and, compliance with changing regulations and standards for accounting, corporate governance and public disclosure could adversely affect our business, results of operations and reported financial results.